UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2019

Power Solutions International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
201 Mittel Drive, Wood Dale, Illinois 60191
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
As previously reported in its Current Report on Form 8-K filed on October 3, 2018 (the “Prior Form 8-K”) by Power Solutions International, Inc. (the “Company”), the stock purchase warrant issued to Weichai America Corp. (“Weichai America”) was amended and restated on September 30, 2018 (as amended and restated, the “Warrant”), to among other things, defer the commencement of the exercise period until April 1, 2019. The Warrant was exercisable for such number of additional shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), such that Weichai America upon exercise will hold 51% of the shares of Common Stock then outstanding on a fully diluted basis.
On April 23, 2019, Weichai exercised the Warrant to purchase 4,049,759 shares of Common Stock, which when added to its existing holdings, totals 11,749,759 shares, or 51% of the shares of Common Stock outstanding calculated on a fully diluted basis. At settlement, Weichai will pay approximately $1.6 million as the purchase price determined in accordance with the terms of the Warrant (a copy of which was previously filed as Exhibit 10.1 to the Prior Form 8‑K).
As a result of the warrant exercise, under the terms of the investors rights agreement entered into with Weichai on March 31, 2017, the Company is obligated to cause the appointment to the Board of one additional individual nominated by Weichai America or such additional numbers of individuals so that individuals nominated by Weichai America shall constitute the majority of the directors serving on the Board. Weichai has advised that it has started the process to identify a designee and will communicate with the Board’s nominating and governance committee once the designee is identified.

Item 3.02	Unregistered Sales of Equity Securities.
The information provided in Item 1.01 of this Form 8-K concerning the purchase of shares of Common Stock upon the exercise of the Warrant is incorporated herein by reference. The foregoing shares are to be issued at settlement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.
A copy of the press release relating to the exercise of the Warrant is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing.
Caution Regarding Forward-Looking Statements
This Form 8-K contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These forward-looking statements include statements regarding the Company’s business strategies and market opportunities, improvements in business, and timing of financial statement filings. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.

The Company cautions that a number of risks, uncertainties and other factors could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation: management’s ability to successfully implement the Audit Committee’s remedial recommendations; the time and effort required to complete its delinquent financial statements and prepare the related Form 10-K and Form 10-Q filings, particularly within the current anticipated timeline; the timing of completion of necessary interim reviews and audits by the Company’s independent registered public accounting firm; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters and related class action litigation; the ability of the Company to accurately budget for and forecast sales, and the extent to which sales result in recorded revenues; the impact of the previously disclosed investigation initiated by the SEC and any related or additional governmental investigative or enforcement proceedings; any delays and challenges in recruiting key employees consistent with the Company’s plans; any negative impacts from delisting of the Company's Common Stock from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC.
The Company's forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated April 26, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

Date:	April 26, 2019	By:	/s/ Charles F. Avery, Jr.
		Name:	Charles F. Avery, Jr.
		Title:	Chief Financial Officer